Prospectus supplement	October 15, 2010

Putnam Global Equity Fund
Putnam Global Income Trust
Putnam International Equity Fund

In the prospectus for each fund listed above, the sections Fund summary, How do I sell or exchange fund shares?, and Policy on excessive short-term trading are supplemented to reflect that shares of the fund purchased on or after November 1, 2010 are not subject to the 1% short-term trading fee (also known as a redemption fee) described in the prospectus.

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